EXHIBIT 10.7

Contract Number:

[Nanjing International Finance Center]

Property Lease Contract

Lessor: [Nanjing Rich Field Real Estate Development Co., Ltd.] (hereinafter referred to as "Party A")

Lessee: [Nanjing Yunguhui Information Technology Co., Ltd.] (hereinafter referred to as "Party B")

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Lessor: [Nanjing Rich Field Real Estate Development Co., Ltd.] (hereinafter referred to as "Party A")

Lessee: [Nanjing Yunguhui Information Technology Co., Ltd.] (hereinafter referred to as "Party B")

In accordance with the Contract Law of the People's Republic of China and other relevant laws and regulations, terms and conditions of this Contract under which Party A leases in the [Nanjing International Financial Center] are hereby made and entered into by and between Party A and Party B through amicable consultations as follows.

I. Location of the Property and Its Facilities:

1. Party A leases the Unit [JA] in Floor [42] of the Main Tower Building of the Nanjing IFC located in No. 1, Hanzhong Road, Nanjing City (hereinafter also referred to as the “Property”) to Party B. The Property has a floor area of [625.47] square meters (subject to the registration of property rights; if there is any difference in the area, it does not affect the validity of this Contract, the rent amount, comprehensive management service fee or the necessary shared expenses).

2. Party B leases in the Property for [office] use and this use purpose shall not be changed without written consent of Party A.

3. The existing fitment and facilities of the Property are detailed in the appendix. Unless otherwise agreed by the parties, the appendix shall be used as a basis for verification of the Property in the handover by Party A and hand back by Party B of the Property.

4. Party B promises that, during the leasing period, Party B will [use, carry out business operations] according to law, independently assume various legal responsibilities, and solely bear the responsibilities of fire protection, safety, environmental protection and sanitation.

5. Provisions on handover of the Property:

(1) Handover criteria: The Property shall be handed over in the as-is condition when it is handed over;

(2) After receiving the performance bond, Party A shall arrange for the preparation of the rental of the Property and notify Party B in writing for handover of the Property and for going through handover formalities, indicating the main status of the Property and its internal facilities.

6. Party B confirms as follows:

(1) Party B has sufficient understanding on Party A's relevant policies and management systems, as well as the status of the Property (such as whether under mortgage) and the surrounding environment.

(2) Acceptance by Party B of the handover means that Party B has no objection to the condition of the Property.

(3) Party A has clearly informed Party B of the following matters before signing this Contract: The Property has been mortgaged.

(4) At the termination of this Contract, Party B shall hand back the Property on time and ensure that the Property and internal facilities are in good condition (except for normal wear and tear) and shall return everything borrowed, and settle all expenses that shall be borne by Party B.

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(5) If the Contract is terminated or cancelled for any reason, Party B shall arrange for the restoration to the blank condition of the Property before the date of termination or cancellation (the ground is blank and flat, the wall is in neat latex paint, and the ceiling is a high-grade non-damaged mineral wool board ceiling; lamps, sprinklers, smoke sensor, air conditioning and unit doors are in good condition), return the Property to Party A within the time limit specified in this Contract, and after the acceptance by Party A or the property management company, complete the handing back formalities (indicating the main status of the Property and its internal facilities).

II. Lease Term

1. The lease term under this Contract is [24] months, from [December 18, 2018] to [December 17, 2020]. The beginning day and ending day shall be inclusive.

2. Except as otherwise provided in this Contract, within the lease term, Party A and Party B shall not early terminate this Contract without consensus.

3. The Contract shall be automatically terminated when the lease term expires. If Party B needs to continue to lease the Property, Party B must submit a written renewal application to Party A at least three months in advance, and negotiate with Party A to enter into a lease contract. The relevant rent and other substantive terms for the renewal shall be jointly determined by Party A and Party B through consultations, and a new lease contract shall be signed. If Party A and Party B fail to agree on the terms of the renewal and complete the signing of a new lease contract before [September 17, 2020], Party A has the right to lease the Property to other tenants.

4. Party B shall submit a written renewal application to Party A at least [three] months in advance. If, on the first day of the three-month period prior to the expiry of the lease term, no written renewal application is received, it shall be deemed that Party B has no intention to renew the lease. Party may then publicize for the lease of the Property, and Party B shall not refuse a potential tenant of Party A to enter the Property or to know more about its conditions.

5. If Party B has no intention to continue the lease when the lease term of this Contract expires, Party B shall, at the agreed time, go to the property management company designated by Party A to go through the handing back formalities and settle the fees payable by Party B.

III. Rent and Payment Method

1. Rent Rate

For the period from [December 18, 2018] to [December 17, 2020], the rent rate shall be [5.5] Yuan / m2 / day, and the monthly rent shall be [104635.92] Yuan / month;

2. The rent shall be paid before use of the Property. Each [three] months shall be a period and payment shall be made every one period. Party B shall make the payment for a period before the last 10 days of the monthly immediately before the commencement of this period (i.e. rent for a period shall be paid [10] days before commencement of this period).

As agreed by both parties, the bank account designated by Party A is as follows:

Company Name:

Deposit Bank:

Bank Account Number:

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If Party A needs to change this bank account, Party A shall notify Party B in writing [3] days in advance. The bank account of Party A for receiving the rent after the change shall be that indicated in the written notice of Party A.

Party A shall issue an official invoice to Party B upon receipt of the rent.

3. From the date of handover of the Property, Party B shall bear all expenses related to the Property, including but not limited to, telephone, water, electricity, gas, overtime air-conditioning, fees for waste disposal by the property management company as entrusted by Party B, communication and network usage fees, and inspection and maintenance costs for fire and special equipment.

4. Among these fees:

(1) The communication and network expenses shall be paid by Party B directly to the third party;

(2) Water, electricity, gas and related expenses shall be collected by the property management company on behalf of the third party.

(3) The costs for overtime air-conditioning service and fees for waste disposal by the property management company as entrusted by Party B shall be directly collected by the property management company entrusted by Party A.

5. If Party B has any expenses in arrears, Party A shall have the right to stop supplying water and electricity to Party B and stop related services on condition that a written notice is sent to Party B 7 days in advance, without affecting exercise by Party A of relevant rights exercisable by Party A hereunder or the right of Party A investigating the liabilities of Party B for breach of Contract in accordance with the provisions of this Contract. All losses and expenses so caused shall be borne by Party B, and Party A shall not bear any responsibility for it. During the period that such circumstance lasts, Party B shall still bear all related expenses in full such as rent and comprehensive management service fees.

IV. Comprehensive Management Services and Expenses

1. Party A and Party B agree that Party A will provide Party B with comprehensive management services within the lease term. The services include but are not limited to:

(1) Selecting and engaging a property management company and paying property management fees to the property management company;

(2) On condition that Party B performs fully its obligations hereunder, ensuring the water supply and power supply to meet the needs of Party B, unless the stoppage is caused by the water supply and power supply department;

(3) Assisting Party B in dealing with all kinds of relations (including relations with neighbors) relating to the Property.

2. The charging criteria for the comprehensive management services are as follows:

(1) For the period from [December 18, 2018] (i.e. lease commencement date) to [December 17, 2020], the unit price of the comprehensive management services shall be [18] Yuan / m2 / month and the total comprehensive management service fee shall be [11258.46] Yuan / month.

3. The comprehensive management service fee shall be paid before use of the services. Each [three] months shall be a period and payment shall be made every one period. Party B shall make the payment together with the rent for the same period to the bank account of Party A.

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In paying the rent for the first period, Party B shall pay the comprehensive management service fee for the first period to the bank account of Party A for receiving the rent. Party A shall issue an official invoice to Party B upon receipt of the comprehensive management service fee.

V. Rights and Obligations

1. Party A has the right to name or rename the project in which the Property is located without the need to make any compensation to Party B or any other party.

The advertisement decision-making rights and use rights of and rights to receiving benefits from the shared parts of the project where the Property is located (including but not limited to: exterior walls, lobby, roof, plaza, inner walls, aisles, elevators, stairs, parking lots, etc.) and any part outside of the Property shall belong to Party A, and Party B shall not interfere with it but shall have the obligation to cooperate with Party A in the relevant work.

2. During the lease period, Party A has the right to change, repair or temporarily close the project of the Property and the public place of the project or part of it (including but not limited to aisles, doors, windows, electric installations, cables and wires, water pipes, gas pipes, elevators, escalators, fire prevention equipment, reporting equipment, air conditioning equipment, etc.), and the right to change the overall structure, layout and arrangement of public places.

3. If necessary, Party A and/or property management company shall have the right to formulate, introduce or modify, adopt or revoke any management rules and regulations from time to time, and Party B shall assist in the work and abide by the relevant provisions.

4. If the Property is in an emergency or under a special circumstance, Party A has the right to promptly take emergency measures without any compensation to Party B or any other party. However, Party A shall explain the reasons to Party B after the event, and Party B shall actively cooperate with Party A.

5. Party A has the right to inspect Party B's use of the Property and facilities at any time.

For reasons of repairing the Property, facilities or the property or facilities of any other tenants, Party A may reasonably occupy the Property and facilities. Party A does no need to make any compensation for it, and Party B shall not request the reduction of or delay the payment of the rent. However, if the reasonable inspection or occupation by Party A seriously affects Party B and stops Party B from office work (subject to confirmation by Party A and unless Party B itself needs to stop its office work or to rectify its work or to relocate its office), Party A and Party B shall otherwise negotiate to reduce the rent for the occupation period or to extend the lease term.

6. Party A guarantees that the use of the Property complies with the relevant laws, regulations and rules of the State.

7. Party B shall provide the original and photocopy of the supporting documents that proves its legal identity and legal business qualifications according to the requirements of Party A. A photocopy shall be kept at Party A. If Party B delays in submitting the documents for more than [60] days, or if any of the documents submitted by Party B is false, Party A has the right to immediately terminate this Contract without bearing any liability for breach of Contract, and Party B shall compensate Party A for all losses so incurred by Party A.

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8. Party B shall not carry out any illegal activities in the Property, and may not use the Property for any illegal purposes. Party B has the obligation to ensure the safety of the Property and all facilities of it.

9. The Property shall be used and managed by Party B. The use and management by Party B of the Property shall comply with the requirements of the relevant laws and regulations, and of the relevant government authorities for administration of industry & commerce, construction, fire protection, safety, environmental protection, public security, sanitation, planning and quality inspection as well as the provisions of this Contract.

(1) Party B shall be responsible for going through all relevant procedures for approval, registration, handling, obtaining permits and acceptance reports required for the use of the Property for business operations and construction in accordance with the relevant laws and regulations, and shall bear all expenses so incurred. Before all the necessary qualifications and licenses according to law, Party B shall not engage in any operation or construction in the Property. Party B must ensure that the licenses, approvals or permits are fully valid during the lease term.

(2) The relevant operations to be engaged in by Party B in the Property shall be started only when approved by the competent government departments (including but not limited to [administration for industry & commerce, environmental protection, sanitation, epidemic prevention, fire protection, public security, etc.]). After obtaining approval, Party B shall promptly submit a copy of the approval certificate issued by the relevant government departments to Party A for the record.

(3) Party B guarantees that no dangerous materials, e.g. dangerous chemicals, civil explosives, fireworks, radioactive materials and nuclear energy substances, shall be kept in the Property.

(4) Party B shall not keep any waste or other articles in any place around the Property that is not for private use by Party B (Note: The range of such places shall be subject to determination by Party A and/or property management company), nor shall Party B illegally erect any facility in any such place or change the structure of the Property.

(5) Party B shall not make any large noise or odor in the Property, which may interfere with the normal office work of other tenants. If a complaint is received due to any such acts, Party A and/or the property management company have the right to stop it and Party B shall bear all the liabilities and economic losses so caused.

(6) Party B shall not without permission affix or distribute any advertisements, flyers or billboards or signs within the project where the Property is located, or paste or distribute any advertisements, flyers, billboards or signs on any window of the Property or on any public part window or wall. The signboard of Party B shall be provided at the place designated by the property management company. Otherwise, the property management company shall have the right to remove it.

In the case of breach under any of the preceding items (1) to (4) of this paragraph, Party A has the right to terminate this Contract immediately, and Party B shall be liable for all losses so caused.

10. Party B shall not guarantee, mortgage or pledge the Property to any third party in any name or form.

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11. Without the written consent of Party A, Party B shall not sublease part or whole of the Property to any other person.

12. If Party B needs to renovate or modify the Property or facilities, Party B must obtain prior written consent of Party A and approval of the relevant government departments, including but not limited to completing procedures with the public security and fire prevention authorities for the approval of the decoration and acceptance of the work, all at the expenses of Party B. The fire products provided by Party B shall have the quality required by the relevant national standards. Party A has the right to supervise the decoration or modification. The relevant expenses (including the fees for application for approval) and the responsibilities (including fire protection and safety) shall all be borne by Party B. In addition, Party B shall also be fully responsible for the consequences of the renovation or modification and the safety during the whole process of it.

Party B shall bear all the consequences arising from the unauthorized renovation or construction. If decoration work fails to pass approval, all costs and liabilities arising therefrom shall also be borne by Party B.

Party B guarantees as follows:

(1) Party B shall carry out relevant construction according to law (including but not limited to: planning and construction, construction engineering and design contracting, project quality management, production safety management and fire protection, etc.), and may not start construction without approval;

(2) The construction shall not affect the structural safety of Property or any related buildings, and must meet the management requirements of relevant government departments;

(3) Party B and its contractor shall comply with the management of Party A and/or the property management company and comply with the relevant management system and fire safety regulations of the project where the Property is located;

(4) Fire and mechanical & electrical projects shall be constructed by the fire and mechanical & electrical contractor of the project in which the Property is located.

(5) Party B shall ensure that the contractor and the construction team shall not interfere with the daily work of Party A, the property management company or other tenants due to any dispute or other incidents. Otherwise, Party B shall be fully liable for compensation.

13. During the lease period, if Party B needs to add any additional facilities and equipment, Party B shall obtain prior written consent of Party A. If prior approval of the relevant department is required, Party B shall apply to the relevant departments for approval. Party B may start the work only after obtaining all the approvals. All the expenses for the repair and maintenance of the facilities and equipment added by Party B and all the responsibilities related thereto shall be borne by Party B.

14. If any damage to the Property or any other facilities occurs with the fault of Party B and/or Party B personnel, the Party B shall promptly repair it and bear all costs and responsibilities so incurred, and shall compensate Party A for all relevant losses. In addition, Party B shall not terminate this Contract and shall still pay the rent according to the normal rent rate stipulated in the Contract during the repair period. If Party B refuses to repair or make the compensation, Party A may arrange for maintenance on its behalf at expenses and liabilities of Party B.

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Party A shall be responsible for the repair of the Property due to natural damage or force majeure.

If the Property or any part of the Property is damaged due to a force majeure event (such as fire, typhoon and earthquake) or any other reason not attributable to Party A or Party B, or any part suffers any loss as a result of it, no party shall be held liable for it to the other. In such case, if the damage does not affect the use of the Property or the Property is useable after repair or after the end of the event, this Contract shall not be terminated.

15. Party A shall be responsible for the maintenance of the Property and internal facilities (except for the facilities added by Party B and those with the property rights not belong to Party A) to the extent that they comply with the mandatory requirements of relevant laws and regulations, unless otherwise specified in this Contract.

Party B shall promptly take effective measures and notify Party A if, in the course of the use of the Property, the Property and/or any internal facility (except for the facilities added by Party B and those with the property rights not belong to Party A) has any damage or malfunction that hinders safety or hinders normal use thereof. If the damage to the Property or any of its facilities is attributable to Party B and/or Party B's personnel (including fault or negligence), the relevant special provisions of paragraph 14 of this Article shall apply.

16. Party B shall comply with the management requirements of Party A and/or the property management company regarding production safety, advertising and use of facilities.

17. Party B shall bear full responsibilities for any safety accident incurred within the scope of the Property, and Party A shall not bear any responsibility for it. If any person suffers any property loss and/or personal injury, Party B shall be liable for compensation. In addition, Party B shall compensate Party A for all losses and expenses so incurred by Party A (including but not limited to attorney fees and legal fees). If any expense is advanced by Party A, Party B shall fully reimburse Party A within [three] days after payment by Party A and shall bear all other losses caused to Party A.

18. If Party B is involved in any administrative punishment, claim or lawsuit for violations of laws or regulations or infringement of the rights of others, Party B shall bear full responsibilities for it and compensate for all losses and expenses so incurred by Party A (including but not limited to attorney fees and legal fees). If any expense is advanced by Party A, Party B shall fully reimburse Party A within [three] days after payment by Party A and shall bear all other losses caused to Party A.

19. Party B agrees that Party A shall not be liable for the loss of Party B if it occurs when the normal operation of any facility of the project in which the Property is located is prevented or the supply of water, electricity, air-conditioning or telephone service is affected due to municipal construction or the act of the government. The provisions of this Contract and all rents and fees payable by Party B hereunder shall not be affected as well.

20. Party A has the right to sell and mortgage the Property. Party A has the right to transfer its rights and obligations under this Contract.

Party B hereby solemnly declares and promises to waive the right of first refusal for the purchase of the Property; and agrees to pay the rent and other expenses specified in this Contract to the transferee of the property right of the Property within the time specified in the written notice of Party A, and continue to perform its related obligations and responsibilities under this Contract.

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VI. Liabilities for Breach of Contract, Termination or Cancellation of Contract

1. If Party A fails to promptly hand over the Property, Party A shall for each day overdue, pay liquidated damages to Party B determined based on the [daily rent], but the amount of the aggregated liquidated damages shall not exceed the amount of the Performance Bond paid by Party B hereunder. If the delay exceeds [90] days, Party B has the right to terminate this Contract. Party B agrees that if Party A fails to promptly hand over the Property, the only liability of Party A is to pay liquidated damages under provisions of this paragraph.

2. Party B has the right to terminate the Contract under any of the following circumstances:

(1) The use purpose of the Property is determined by the competent government authorities to be noncompliance with the relevant provisions of laws and regulations;

(2) When the Contract specifies that Party A is responsible for repairing the internal facilities of the Property (except for the facilities added by Party B and those with the property rights not belong to Party A), Party A fails to arrange the repair within the reasonable time after receiving notice from Party B, whereby Party B is unable to use the Property normally.

3. If Party B exercises the right to terminate the Contract in accordance with the provisions of this Contract, Party B shall vacate the Property in accordance with the relevant provisions of this Contract and hand back the Property to Party A. For the breach by Party A under Paragraph 2 of this Article, the only liability of Party A is to pay liquidated damages to Party B based on the amount of the Performance Bond paid by Party B.

4. If Party B fails to pay the rent, comprehensive management service fee and/or all kinds of fees and/or deposits payable to Party A under this Contract, Party A has the right to charge liquidated damages from Party B for its delay. The amount of the liquidated damages shall be calculated as follows: the number of days delayed x the total amount in arrears x 1%, and chargeable from the day the payment becomes overdue to the day it is actually paid.

5. Under any of the following circumstances, Party A has the right to decide whether to unilaterally terminate this Contract. Party B shall compensate Party A for the losses so caused by Party A:

(1) Party B delays in the payment of rent, comprehensive management service fee and/or any other payables for over 15 days;

(2) Party B and/or Party B personnel use the Property to carry out any illegal activities, or Party B stops working or suspends the office work without notifying Party A;

3) Party B prevents Party A from reasonable inspection and/or occupation of the Property, facilities and/or equipment, or Party B fails to bear maintenance obligations and expenses according to the Contract, or Party B fails to take effective measures for damage to Property and/or facilities according to the Contract and fails to notify Party A;

4) Party B changes the use purpose of the Property without permission, or mortgages, sub-leases or allows others to use the Property without the written consent of Party A;

5) Party B makes any change to the Property (including decoration and addition; the same below) without the written consent of Party A and/or the written approval of the relevant departments; or Party B makes any change in breach of provisions of this Contract;

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6) Party B violates [the relevant provisions of Paragraphs 5 and 9 of Article V of this Contract regarding termination of Contract];

7) The business license of Party B is revoked;

8) Party B seriously breaches other provisions of this Contract.

6. If Party B delays in payment of any fees such as telephone, water, electricity, gas, and network usage, Party B shall promptly make up the payment. In addition, Party B shall pay the full compensation for the losses so incurred by Party A.

7. If Party B terminates the Contract without consent of Party A, Party A has right to take back the Property and lease it to other tenants and confiscate the whole Performance Bond and the rent and comprehensive management service fee already paid by Party B will not be returned and Party A has right to recourse against Party B for any sufficiency. In such case, Party B shall pay Party A an amount equivalent to [20% of the current year's rent] as liquidated damages.

8. When Party A exercises the right to cancel the Contract in accordance with the provisions of this Contract,

(1) Party A has the right to immediately take back the Property and lease it other tenants;

(2) Party A has the right to confiscate the whole Performance Bond (Note: If the remaining amount is insufficient, Party B shall make it up), and request Party B to pay the liquidated damages, and the rent and any fees already paid by Party B (including those paid to the property management company) will not be returned;

(3) Party A and/or property management company have the right to: (i) unconditionally cut off supply of water and electricity and stop all services; and (ii) claim against Party B for any payment in arrears (including but not limited to rent, comprehensive management service fee, liquidated damages, compensation, expenses, etc.);

(4) Party A has the right to vacate the Property and request Party B to bear the relevant responsibilities and expenses;

(5) Party B shall be deemed to have given up all the fitment and decoration in the Property and shall bear the costs of restoring the Property to its original conditions.

9. If, during the lease term, the performance of the Contract is prevented for reasons of administrative management, change of its functions by the government, requisition or relocation, or due to a force majeure event, the Contract shall be immediately terminated and no party shall be liable for it to the other and Party A has no need to make any compensation to Party B for any matter. The rent shall be calculated to the day of termination of the Contract and determined based on the actual number of days of use. Party B agrees that Party A does not need to make compensation for any loss of Party B after return of the rent for the remaining lease term already paid by Party B.

10. If the Property is deemed as a dangerous property or is disposed of due to the mortgage set on it, the Contract shall be automatically terminated and no party shall be liable for it to the other.

11. If Party B breaches any other provision of this Contract, Party B shall promptly correct it and pay Party A an amount equivalent to [10% of the current year's rent) as liquidated damages.

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12. When Party B defaults, Party A shall have the right to claim for liquidated damages specified in this Contract, regardless of whether Party A terminates the Contract. If the amount of the liquidated damages is insufficient to cover the loss of Party A, Party B shall make up the insufficiency.

The losses incurred by Party A due to Party B’s default shall include, but not be limited to, the loss of rent income.

13. Request or collection of liquidated damages by Party A from Party B under this Contract does not impair and/or affect the exercise by Party A of any remedies or any other rights exercisable by Party A under laws and this Contract (including but not limited to the right of termination of the Contract to take back the Property, or request Party B to continue to perform this Contract, etc.).

14. Acceptance by Party A of the rent, comprehensive management service fee or other fees paid by Party B shall not be regarded as Party A's waiver of its right to investigate Party B's liabilities for breach of Contract.

VII. Handing back of the Property

1. Regardless of the reasons for the termination or cancellation of the Contract, and regardless of whether there is any dispute between the parties, Party B shall complete handing back the Property in accordance with the relevant provisions of Paragraph 6 of Article I of this Contract at the time of termination or cancellation of the Contract or within time specified in the written notice of Party A.

If Party B fails to hand back the Property on time and in accordance with the agreed state, Party B shall pay Party A liquidated damages for the delay in handing back the Property. The amount of the liquidated damages shall be determined as follows: the number of days overdue x [daily rent] x [2].

(2) If Party B fails to hand back the Property on time, items and equipment of Party B left in the Property shall be deemed discarded by Party B, and Party A shall have full right to dispose them at the responsibilities and expenses of Party B. In addition, Party A has no obligation to make any compensation for the decoration made by Party B in the Property.

(3) If Party B fails to return the Property to Party A within the prescribed time, Party A and/or property management company shall have the right to take measures such as cutting off the supply of water and electricity and Party B shall bear all relevant liabilities and the resulting expenses and losses. In addition, Party B hereby specifically authorizes Party A as follows: Party A may, from the day immediately after the day on which the delay occurs, unilaterally seal the door (lock the door), cancel the right of way of Party B (including employees of Party B) and dispose all articles in the Property to ensure that Party A may promptly lease the Property to other tenants. If any of the property or materials of Party B in the Property is damaged or lost, or Party B is unable to work as usual, regardless of the reasons, Party B shall bear all responsibilities for it and the losses. Party B hereby agrees to waive its right to claim compensation from Party A.

(4) If Party B hands back the Property but fails to restore it to the blank status, Party A may deduct the expenses for the restoration from the Performance Bond.

(5) Before handing back the Property, Party B shall complete the procedures for cancellation or change of the industrial and commercial registration about using the Property as its registered address, and submit proofs to Party A and/or the property management company for the record.

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Party B hereby agrees that Party B shall bear all costs and losses that may incur by Party B under this paragraph.

2. When handing back the Property, Party B shall ensure that the Property is free of any defect of right or debt dispute. If any third party makes any claim against Party A after the Property is handed back, Party B shall be responsible for solving it and compensate Party A for the losses and expenses so incurred by Party A (including but not limited to attorney fees and legal fees).

VIII. Property Management

1. Party A will entrust a third-party property management agency to be responsible for the property management of the project in which the Property is located.

2. The property management company entrusted by Party A will formulate corresponding Service Management Manual and Decoration Manual and other relevant management regulations (hereinafter referred to as “Service Management Manual and supporting regulations”) for all tenants of Nanjing IFC. When the Service Management Manual and supporting regulations are promulgated, Party B shall be bound by the provisions of the Service Management Manual and the supporting regulations, and must engage in business and office work in accordance with the requirements of the Service Management Manual and supporting regulations. If Party B violates the Service Management Manual and supporting regulations, the property management company entrusted by Party A shall have the right to impose penalties against Party B in accordance with the Service Management Manual and supporting regulations. If Party B violates the Service Management Manual and supporting regulations and as a result of it, Party A and its entrusted property management suffer any loss, Party B shall compensate for the loss and bear all responsibilities.

3. Party B shall pay the deposit, water and electricity fee revolving fund, deposit and/or related expenses (if any) in accordance with the Service Management Manual and supporting regulations, and shall bear the relevant water and electricity charges and other related expenses. Party B agrees that Party A and/or the property management company have the right to adjust all relevant expense charging criteria according to market conditions.

4. During the lease term, Party A has the right to change the property management company.

IX. Notice

All notices of Party A and Party B related to this Contract shall be issued to the address specified in the Contract. A notice shall be deemed serviced when it is signed or sealed by the other party or its authorized signatory. If sent via express mail, registered mail, e-mail or fax, it shall be deemed serviced on the second working day after it is sent. Within the validity period of the Contract, if any party needs to change its contact information, such party shall promptly notify the other party. Otherwise, all consequences incurred shall be borne by the party making the change.

Address of Party A: [Room 3701, Nanjing IFC, No. 1, Hanzhong Road, Qinhuai District, Nanjing City]

Addressee: [Chen Yin] Fax: [025-84775576] E-mail: [/]

Address of Party B: [Room JA, 42/F, Nanjing IFC, No. 1, Hanzhong Road, Qinhuai District, Nanjing City]

Addressee: [ ] Fax: [ ] E-mail: [/]

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XI. Other Matters

1. This Contract shall come into force after signature and seal by both parties. This Contract is made in [quintuplicate], Party A holding [three] copies, Party B holding [two] copies, and the [registration authority holding one copy].

2. Any dispute arising from or in connection with this Contract shall be settled through negotiation by the parties. If the negotiation fails to solve the dispute, it shall be submitted to the people’s court at the place [where the Property is located].

3. This Contract and its appendixes constitute entire agreement between the parties regarding the subject matters hereunder and supersede all prior oral and/or written agreements, understandings and contacts between the parties regarding the subject matters hereunder.

4. No party shall disclose the contract price to a third party. If Party B divulges the secret, whereby Party A suffers any loss, Party B shall be fully liable for the loss of Party A.

5. Unless otherwise changed by Party A in writing, all documents, letters, data and materials issued by Party A in connection with this Contract shall be valid only after the official seal of Party A is affixed on them. Electronic data must be subject to confirmation via a written document affixed with the official seal of party A.

6. Any and all matters not covered herein shall be determined by the parties through consultations and a supplementary agreement may be signed for this purpose. Supplementary agreements and appendixes to this Contract shall constitute an integral part of this Contract and shall have the same legal effect as this Contract.

7. This Contract is signed in [Nanjing IFC located in No. 1, Hanzhong Road, Nanjing City] on [November 17, 2018].

Party A: (Seal) Legal Representative: [ ] Authorized Agent: [ ] Tel: [ ] Place: [ ] Date: [ ] (Nanjing Rich Field Real Estate Development Co., Ltd.) (sealed)	Party B: (Seal) Legal Representative: [ ] Personal ID Card No.: [ ] Authorized Agent: [ ] Tel: [Mr. Liu 18151681668] Place: [ ] Date: [ ] (Nanjing Yunguhui Information Technology Co., Ltd.) (sealed)

Appendix:

Appendix 1 [Copies of the Lessee's business license, tax registration certificate and organization code certificate. The copy shall be affixed with the official seal of the Lessee. Provide a copy of the personal ID card if the Lessee is a natural person]

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